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PROVIDENT FINANCIAL HOLDINGS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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October 23, 2009

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Provident Financial Holdings, Inc. to be held at the Riverside Art Museum, located at 3425 Mission Inn Avenue, Riverside, California, on Tuesday, November 24, 2009, at 9:00 a.m., local time.

The Notice of Annual Meeting of Shareholders and Proxy Statement appearing on the following pages describe the formal business to be transacted at the meeting.  During the meeting, we will also report on our operations.  Directors and officers will be present to respond to appropriate questions from shareholders.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own.  To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card.  If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

We look forward to seeing you at the meeting.

Sincerely,

/s/Craig G. Blunden

Craig G. Blunden
President and Chief Executive Officer

PROVIDENT FINANCIAL HOLDINGS, INC.
3756 Central Avenue
Riverside, California 92506
(951) 686-6060

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held On November 24, 2009

        Notice is hereby given that the annual meeting of shareholders of Provident Financial Holdings, Inc. will be held at the Riverside Art Museum, located at 3425 Mission Inn Avenue, Riverside, California, on Tuesday, November 24, 2009, at 9:00 a.m., local time, for the following purposes:

Proposal 1.	To elect two directors to each serve for a term of three years;

Proposal 2.	To ratify the appointment of Deloitte & Touche LLP as the independent auditor for Provident Financial Holdings, Inc. for the fiscal year ending June 30, 2010; and

Proposal 3.	To amend the Certificate of Incorporation to increase the authorized number of shares of common stock from 15,000,000 to 40,000,000 shares.

We will also consider and act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.  As of the date of this notice, we are not aware of any other business to come before the meeting.

The Board of Directors has fixed the close of business on October 9, 2009 as the record date for the annual meeting.  This means that shareholders of record at the close of business on that date are entitled to receive notice of, and to vote at, the meeting and any adjournment thereof.  To ensure that your shares are represented at the meeting, please take the time to vote by signing, dating and mailing the enclosed proxy card which is solicited by the Board of Directors.  The proxy will not be used if you attend the annual meeting and vote in person.  Regardless of the number of shares you own, your vote is very important.  Please act today.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ DONAVON P. TERNES

DONAVON P. TERNES
Secretary

Riverside, California
October 23, 2009

IMPORTANT:  The prompt return of proxies will save us the expense of further requests for proxies in order to ensure a quorum.  A self-addressed envelope is enclosed for your convenience.  No postage is required if mailed in the United States.

PROXY STATEMENT
OF
PROVIDENT FINANCIAL HOLDINGS, INC.
3756 Central Avenue
Riverside, California 92506

ANNUAL MEETING OF SHAREHOLDERS
NOVEMBER 24, 2009

The Board of Directors of Provident Financial Holdings, Inc. is using this proxy statement to solicit proxies from our shareholders for use at the annual meeting of shareholders.  We are first mailing this proxy statement and the enclosed form of proxy to our shareholders on or about October 23, 2009.

The information provided in this proxy statement relates to Provident Financial Holdings, Inc. and its wholly-owned subsidiary, Provident Savings Bank, F.S.B.  Provident Financial Holdings, Inc. may also be referred to as “Provident” and Provident Savings Bank, F.S.B. may also be referred to as “Provident Savings Bank” or the “Bank.”  References to “we,” “us” and “our” refer to Provident and, as the context requires, Provident Savings Bank.

INFORMATION ABOUT THE ANNUAL MEETING

                Our annual meeting will be held as follows:

Date:	Tuesday, November 24, 2009
Time:	9:00 a.m., local time
Place:	Riverside Art Museum, located at 3425 Mission Inn Avenue, Riverside, California

Matters to Be Considered at the Annual Meeting

At the meeting, you will be asked to consider and vote upon the following proposals:

Proposal 1.	Election of two directors of Provident to each serve for a three-year term.

Proposal 2.	Ratification of the appointment of Deloitte & Touche LLP as Provident’s independent auditor for the fiscal year ending June 30, 2010.

Proposal 3.	Amendment of the Certificate of Incorporation to increase the authorized number of shares of common stock from 15,000,000 to 40,000,000 shares.

We also will transact any other business that may properly come before the annual meeting.  As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this proxy statement.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on November 24, 2009

        Our Proxy Statement and Annual Report to Stockholders, are available at http://www.cfpproxy.com/3976.  The following materials arre available for review:

* Proxy Statement;
* proxy card; and
* Annual Report to Shareholders.

Directions to attend the annual meeting, where you may vote in person, can be found online at http://www.cfpproxy.com/3976.

Who is Entitled to Vote?

We have fixed the close of business on October 9, 2009 as the record date for shareholders entitled to notice of and to vote at our annual meeting.  Only holders of record of Provident’s common stock on that date are entitled to notice of and to vote at the annual meeting.  You are entitled to one vote for each share of Provident common stock you own.  On October 9, 2009, there were 6,220,454 shares of Provident common stock outstanding and entitled to vote at the annual meeting.

How Do I Vote at the Annual Meeting?

Proxies are solicited to provide all shareholders of record on the voting record date an opportunity to vote on matters scheduled for the annual meeting and described in these materials.  You are a shareholder of record if your shares of Provident common stock are held in your name.  If you are a beneficial owner of Provident common stock held by a broker, bank or other nominee (i.e., in “street name”), please see the instructions in the following question.

Shares of Provident common stock can only be voted if the shareholder is present in person or by proxy at the annual meeting.  To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting.  You can always change your vote at the meeting if you are a shareholder of record.

Voting instructions are included on your proxy card.  Shares of Provident common stock represented by properly executed proxies will be voted by the individuals named on the proxy card in accordance with the shareholder’s instructions.  Where properly executed proxies are returned to us with no specific instruction as how to vote at the annual meeting, the persons named in the proxy will vote the shares “FOR” the election of each of our director nominees,  “FOR” the ratification of the appointment of the independent auditor, and “FOR” the amendment of  the Certificate of Incorporation to increase the authorized number of shares of common stock.  If any other matters are properly presented at the annual meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on these matters in accordance with their best judgment.  We do not currently expect that any other matters will be properly presented for action at the annual meeting.

You may receive more than one proxy card depending on how your shares are held.  For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children.  In this case, you will receive three separate proxy cards to vote.

What if My Shares Are Held in Street Name?

If you are the beneficial owner of shares held in street name by a broker, your broker, as the record holder of the shares, is required to vote the shares in accordance with your instructions.  If your common stock is held in street name, you will receive instructions from your broker that you must follow in order to have your shares voted.  Your broker may allow you to deliver your voting instructions via the telephone or the Internet.  Please see the instruction form that accompanies this proxy statement.  If you do not give instructions to your broker, your broker may nevertheless vote the shares with respect to discretionary items, but will not be permitted to vote your shares with respect to non-discretionary items, pursuant to current industry practice.  In the case of non-discretionary items, shares not voted are treated as “broker non-votes.”  The proposals to elect directors and ratify the appointment of the independent auditor described in this proxy statement are considered discretionary items under the rules of The Nasdaq Stock Market LLC (“Nasdaq”).  The proposal to amend the Certificate of Incorporation, however, is considered a non-discretionary item under Nasdaq rules.  Because the affirmative vote of the holders of a majority of the outstanding shares of Provident common stock, entitled to vote at the annual meeting, is needed for us to proceed with amending our Certificate of Incorporation, the failure to vote by proxy or in person will have the same effect as a vote against the proposal to amend the Certificate of Incorporation.  Accordingly, if you hold your stock in street name through a bank or broker, our Board of Directors urges you to promptly vote by following the voting instructions provided by your bank or broker.

If your shares are held in street name, you will need proof of ownership to be admitted to the annual meeting.  A recent brokerage statement or letter from the record holder of your shares are examples of proof of ownership.  If you want to vote your shares of common stock held in street name in person at the annual meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

How Will My Shares of Common Stock Held in the Employee Stock Ownership Plan Be Voted?

We maintain an employee stock ownership plan (“ESOP”) for the benefit of our employees.  Each ESOP participant may instruct the ESOP trustee how to vote the shares of Provident common stock allocated to his or her account under the ESOP by completing the proxy card, which represents a voting instruction to the trustees.  If an ESOP participant properly executes the proxy card, the ESOP trustee will vote the participant’s shares in accordance with the participant’s instructions.  Unallocated shares of Provident common stock held by the ESOP and allocated shares for which no voting instructions are received will be voted by the trustee in the same proportion as shares for which the trustee has received voting instructions.

How Many Shares Must Be Present to Hold the Meeting?

A quorum must be present at the meeting for any business to be conducted.  The presence at the meeting, in person or by proxy, of at least a majority of the shares of Provident common stock entitled to vote at the annual meeting as of the record date will constitute a quorum.  Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What if a Quorum Is Not Present at the Meeting?

If a quorum is not present at the scheduled time of the meeting, a majority of the shareholders present or represented by proxy may adjourn the meeting until a quorum is present.  The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given unless the meeting is adjourned for 30 days or more.  An adjournment will have no effect on the business that may be conducted at the meeting.

Vote Required to Approve Proposal 1: Election of Directors

Directors are elected by a plurality of the votes cast, in person or by proxy, at the annual meeting by holders of Provident common stock.  Accordingly, the two nominees for election as directors who receive the highest number of votes actually cast will be elected.  Pursuant to our Certificate of Incorporation, shareholders are not permitted to cumulate their votes for the election of directors.  Votes may be cast for or withheld from each nominee.  Votes that are withheld and broker non-votes will have no effect on the outcome of the election because the nominees receiving the greatest number of votes will be elected.  Our Board of Directors unanimously recommends that you vote “FOR” the election of each of its director nominees.

Vote Required to Approve Proposal 2: Ratification of Appointment of Independent Auditor

Ratification of the appointment of independent auditor requires the affirmative vote of a majority of the outstanding shares of Provident common stock present in person or by proxy and entitled to vote at the annual meeting.  In determining whether this proposal has received the requisite number of affirmative votes, abstentions will be counted and will have the same effect as a vote against the proposal; broker non-votes will be disregarded and will have no effect on the outcome of the vote.  Our Board of Directors unanimously recommends that you vote “FOR” the ratification of the appointment of Deloitte & Touche LLP as Provident’s independent auditor for the fiscal year ending June 30, 2010.

Vote Required to Approve Proposal 3: Amendment of the Certificate of Incorporation to Increase the Authorized Number of Shares of Common Stock

The approval of the proposed amendment of the Certificate of Incorporation to increase the authorized number of shares of common stock requires the affirmative vote of a majority of the outstanding shares entitled to vote at the meeting.  Because abstentions and broker non-votes are not votes cast in favor of a proposal, they will have the same effect as a vote against the proposal.  Our Board of Directors unanimously recommends that you vote “FOR” the amendment of the Certificate of Incorporation to increase the authorized number of shares of common stock.

May I Revoke My Proxy?

You may revoke your proxy before it is voted by:

* submitting a new proxy with a later date;

* notifying the Secretary of Provident in writing before the annual meeting that you have revoked your proxy; or

* voting in person at the annual meeting.

If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting.  However, if your shares are held in street name, you must bring a validly executed proxy from the nominee indicating that you have the right to vote your shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of October 9, 2009, the voting record date, information regarding share ownership of:

*	those persons or entities (or groups of affiliated persons or entities) known by management to beneficially own more than five percent of Provident’s common stock;

*	each director and director nominee of Provident;

*	each executive officer of Provident or Provident Savings Bank named in the Summary Compensation Table appearing under “Executive Compensation” below (known as “named executive officers”); and

*	all current directors and executive officers of Provident and Provident Savings Bank as a group.

Persons and groups who beneficially own in excess of five percent of Provident’s common stock are required to file with the Securities and Exchange Commission (“SEC”), and provide a copy to us, reports disclosing their ownership pursuant to the Securities Exchange Act of 1934.  To our knowledge, no other person or entity, other than those set forth below, beneficially owned more than five percent of the outstanding shares of Provident’s common stock as of the close of business on the voting record date.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC.  In accordance with Rule 13d-3 of the Securities Exchange Act, a person is deemed to be the beneficial owner of any shares of common stock if  he or she has voting and/or investment power with respect to those shares.  Therefore, the table below includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power.  In addition, in computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to outstanding options that are currently exercisable or exercisable within 60 days after the voting record date are included in the number of shares beneficially owned by the person and are deemed outstanding for the purpose of calculating the person’s percentage ownership.  These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

	Number of Shares	Percent of Shares
Name	Beneficially Owned (1)	Outstanding

Beneficial Owners of More Than 5%

Provident Savings Bank, F.S.B. Employee Stock Ownership Plan Trust	620,322	9.97%
3756 Central Avenue Riverside, California 92506

Castine Capital Management, LLC and Paul Magidson	619,832 (2)	9.96
One International Place, Suite 2401 Boston, Massachusetts 02110

Sy Jacobs, JAM Partners, L.P., JAM Managers L.L.C.	619,700 (3)	9.96
and Jacobs Asset Management, LLC New York, New York 10003

Wellington Management Company, LLP	599,872 (4)	9.64
75 State Street Boston, Massachusetts 02109

Dimensional Fund Advisors LP	536,747 (5)	8.63
Palisades West, Building One, 6300 Bee Cave Road Austin, Texas 78746

Bay Pond Partners, L.P. and Wellington Hedge Management, LLC	370,100 (6)	5.95
75 State Street Boston, Massachusetts 02109

Directors

Joseph P. Barr	59,438	*
Bruce W. Bennett	54,816 (7)	*
Debbi H. Guthrie	35,721	*
Robert G. Schrader	198,380	3.19
Roy H. Taylor	68,474	1.10
William E. Thomas	65,193 (8)	1.05

Named Executive Officers

Craig G. Blunden**	255,786 (9)	4.11
Kathryn R. Gonzales	39,888	*
Donavon P. Ternes	178,590 (10)	2.87

All Executive Officers and Directors as a Group (9 persons)	956,286	15.37

*	Less than one percent of shares outstanding.
**	Mr. Blunden is also a director of Provident.
(1)	Shares held in accounts under the ESOP, as to which the holders have voting power but not investment power, are included as follows: Mr. Blunden, 17,272 shares; Ms. Gonzales, 1,088 shares; Mr. Ternes, 8,471 shares; and all executive officers as a group, 26,831 shares. The amounts shown also include the following number of shares which the indicated individuals have the right to acquire within 60 days of the close of business on the voting record date through the exercise of stock options granted pursuant to our stock option plans: Mr. Barr, 53,720 shares; Mr. Bennett, 23,720 shares; Mr. Blunden, 78,000 shares; Ms. Gonzales, 33,200 shares; Ms. Guthrie, 23,720 shares; Mr. Schrader, 20,720 shares; Mr. Taylor, 23,720 shares; Mr. Ternes, 113,600 shares; Mr. Thomas, 23,720 shares; and all executive officers and directors as a group, 394,120 shares.
(2)	Based solely on a Schedule 13G/A dated February 17, 2009. According to this filing, Castine Capital Management, LLC and Paul Magidson, its managing member, have shared voting and dispositive power over the shares.

(Footnotes continue on following page)

(3)	Based solely on a Schedule 13G dated February 13, 2009. According to this filing: Sy Jacobs has sole voting and dispositive power over 45,000 shares, and shared voting and dispositive power over 574,700 shares; and each of JAM Partners, L.P., JAM Managers L.L.C. and Jacobs Asset Management, LLC have shared voting and dispositive power over 574,700 shares.
(4)	Based solely on a Schedule 13G dated February 17, 2009. According to this filing, Wellington Management Company, LLP, an investment adviser in accordance with Rule 240.13d-1(b)(1)(ii)(E), has shared voting power over 524,772 shares and shared dispositive power over 599,872 shares. Wellington Management Company, LLP, in its capacity as investment adviser, may be deemed to beneficially own these shares, which are held of record by its clients.
(5)	Based solely on a Schedule 13G/A dated February 13, 2009. According to this filing, Dimensional Fund Advisors LP (“Dimensional”), an investment adviser registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts (collectively, the “Funds”). In its role as investment advisor or manager, Dimensional possesses investment and/or voting power over the shares reported, and may be deemed to be the beneficial owner of the shares held by the Funds. However, the shares reported are owned by the Funds. Dimensional reports sole voting and dispositive power over the shares, but disclaims beneficial ownership.
(6)	Based solely on a Schedule 13G/A dated February 17, 2009. According to this filing, Bay Pond Partners, L.P., a Delaware limited partnership, and Wellington Hedge Management, LLC, a Massachusetts limited liability company which is the sole general partner of Bay Pond Partners, L.P., have shared voting and dispositive power over the shares.
(7)	Includes 1,980 shares owned by Mr. Bennett’s spouse.
(8)	Includes 10,571 shares owned by the William E. Thomas Defined Benefit Plan.
(9)	Includes 8,010 shares owned by Mr. Blunden’s spouse.
(10)	Includes 17,500 shares owned by Mr. Ternes’ spouse.

PROPOSAL 1 – ELECTION OF DIRECTORS

Our Board of Directors consists of seven members and is divided into three classes.  Approximately one-third of the directors are elected annually to serve for a three-year period or until their respective successors are elected and qualified.  The table below sets forth information regarding each director of Provident and each nominee for director.  The Nominating Committee of the Board of Directors selects nominees for election as directors.  Each of our nominees currently serve as directors of Provident and Provident Savings Bank.  Each nominee has consented to being named in this proxy statement and has agreed to serve if elected.  If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee.  If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.  At this time, we are not aware of any reason why a nominee might be unable to serve if elected.

The Board of Directors recommends a vote “FOR” the election of Robert G. Schrader and William E. Thomas.

	Age as of	Year First Elected	Term to
Name	June 30, 2009	Director (1)	Expire

BOARD NOMINEES

Robert G. Schrader	70	1995	2012 (2)
William E. Thomas	60	1997	2012 (2)

DIRECTORS CONTINUING IN OFFICE

Joseph P. Barr	63	2001	2010
Bruce W. Bennett	60	1993	2010
Debbi H. Guthrie	58	1994	2010
Craig G. Blunden	61	1975	2011
Roy H. Taylor	58	1990	2011

(1)           For years prior to 1996, includes prior service on the Board of Directors of Provident Savings Bank.
(2)           Assuming the individual is re-elected.

The present principal occupation and other business experience during the last five years of each nominee for election and each director continuing in office is set forth below:

Robert G. Schrader has been associated with Provident Savings Bank since 1963 and served as Executive Vice President of the Bank and Provident from January 1995 and 1996, respectively, until his retirement on March 31, 2003.  From 1990 through 1994, Mr. Schrader served as Senior Vice President of the Bank.  Mr. Schrader served as Secretary of Provident from its formation in 1996 until his retirement in 2003.

William E. Thomas, a principal of William E. Thomas, Inc., a Professional Law Corporation since 2001, is general counsel to a diversified group of medical groups and medical management companies in Southern California. From 1998 to the present, Mr. Thomas has served as Executive Vice President and General Counsel of Strategic Global Management, Inc., a medical ventures firm based in Riverside, California.  Prior to that, Mr. Thomas was the founding and managing partner of a private law firm in Riverside, California.  He currently serves as Chairman of our Long Range Planning Committee and Nominating and Corporate Governance Committee, and serves on our Personnel/Compensation Committee.

Joseph P. Barr is a Certified Public Accountant in California and Ohio and has been in public accounting for more than 40 years.  He is currently a principal with Swenson Accountancy Corp., a regional assurances and business services firm, with which he has been associated since 1996.  He also serves on the Board of Directors of the Riverside Community Health Foundation and the A. Gary Anderson Graduate School of Management at UCR Advisory Committee.  Mr. Barr currently serves as Chairman of our Audit Committee and serves on our Nominating and Corporate Governance Committee.

Bruce W. Bennett is the President and owner of Community Care and Rehabilitation Center, a skilled nursing facility, with which he has been associated since 1973.  He also serves on the Board of Directors of Riverside Community Hospital and is Chairman Emeritus of Riverside Community Health Foundation.  Mr. Bennett currently serves on our Audit Committee and Nominating and Corporate Governance Committee.

Debbi H. Guthrie, was the President and owner of Roy O. Huffman Roof Company with which she had been associated since 1971 until it was sold in 2004.  Currently, Ms. Guthrie is active in many community organizations.  Ms. Guthrie serves on our Audit Committee and Nominating and Corporate Governance Committee.

Craig G. Blunden has been associated with Provident Savings Bank since 1974, having held his current positions at the Bank since 1991 and having served as President and Chief Executive Officer of Provident since its formation in 1996.  Mr. Blunden also serves on the City of Riverside Council of Economic Development Advisors and the Monday Morning Group.

Roy H. Taylor is the President, West Region, Hub International Limited, and the Chief Executive Officer of Hub International of California, Inc. (“Hub International”), with which he has been associated since 2004.  Prior to that, Mr. Taylor was President of Talbot Agency, Inc., an insurance brokerage firm, with which he had been associated since 1972 and which was acquired by Hub International in 2004.  Mr. Taylor currently serves as Chairman of our Personnel/Compensation Committee and serves on our Long Range Planning Committee and Nominating and Corporate Governance Committee.

BOARD OF DIRECTORS’ MEETINGS, BOARD COMMITTEES
AND CORPORATE GOVERNANCE MATTERS

Board of Directors

The Boards of Directors of Provident and Provident Savings Bank conduct their business through board and committee meetings.  During the fiscal year ended June 30, 2009, the Provident Board of Directors held 12 meetings and the Bank Board of Directors held 12 meetings.  No director attended fewer than 75% of the total meetings of the boards and committees on which that person served during this period.

Committees and Committee Charters

Provident’s Board of Directors has standing Audit and Nominating and Corporate Governance committees.  Both of these committees have adopted written charters, copies of which are available on our website at www.myprovident.com.  Because Provident does not have its own employees, the Personnel/Compensation Committee of the Provident Savings Bank Board of Directors serves as our compensation committee.  This Committee has not adopted a written charter.

Audit Committee.  The Audit Committee, which currently consists of Directors Barr (Chairman), Bennett and Guthrie, is responsible for reviewing the adequacy of our system of internal accounting controls, approving the services provided by our independent outside auditor and meeting with the auditor to discuss the results of the annual audit and any related matters.  The Audit Committee has a charter which specifies its obligations and the Committee believes it has fulfilled its responsibilities under the charter.  Each member of the Audit Committee is “independent,” in accordance with the requirements for companies listed on Nasdaq.  The Audit Committee members do not have any relationship with us that may interfere with the exercise of their independence from management and Provident.  None of the Audit Committee members are current officers or employees of Provident or its affiliates.  Mr. Barr meets the definition of “audit committee financial expert,” as defined by the SEC.  The Audit Committee met four times during the fiscal year ended June 30, 2009.

Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee, which currently consists of Directors Thomas (Chairman), Barr, Bennett, Guthrie and Taylor, selects the nominees for election as directors.  The Committee also assists the Board in identifying individuals to become Board members and in developing and implementing corporation governance policies.  Each member of the Committee is “independent,” in accordance with the requirements for companies listed on Nasdaq.  The Nominating and Corporate Governance Committee met once during the fiscal year ended June 30, 2009.

Only those nominations made by the Nominating and Corporate Governance Committee or properly presented by shareholders will be voted upon at the annual meeting of shareholders.  In its deliberations for selecting candidates for nominees as director, the Committee considers the candidate’s knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of Provident Savings Bank’s market area.  Any nominee for director made by the Committee must be highly qualified with regard to some or all these attributes.  In searching for qualified director candidates to fill vacancies on the Board, the Committee solicits its current Board of Directors for names of potentially qualified candidates.  Additionally, the Committee may request that members of the Board of Directors pursue their own business contacts for the names of potentially qualified candidates.  The Committee would then consider the potential pool of director candidates, select the candidate the Committee believes best meets the then-current needs of the Board, and conduct a thorough investigation of the proposed candidate’s background to ensure there is no past history that would cause the candidate not to be qualified to serve as a director of Provident.  Although the Committee’s charter does not specifically provide for the consideration of shareholder nominees for directors, the Committee will consider director candidates recommended by our shareholders in accordance with Provident’s Certificate of Incorporation.  Because the Certificate of Incorporation provides a process for shareholder nominations, the Committee did not feel it was necessary to provide for shareholder nominations of directors in its charter.  If a shareholder submits a proposed nominee, the Committee would consider the proposed nominee, along with any other proposed nominees recommended by members of our Board of Directors, in the same manner in which the Committee would evaluate its nominees for director.  For a description of the proper procedure for shareholder nominations, see “Shareholder Proposals” in this proxy statement.

Personnel/Compensation Committee.  The Personnel/Compensation Committee, currently consisting of Directors Taylor (Chairman) and Thomas, is responsible for establishing and implementing all compensation policies of Provident, Provident Savings Bank and its subsidiaries and may delegate lower level policies and procedures to the Human Resource Department. The Committee is also responsible for evaluating the performance of the Chief Executive Officer of the Bank and approving an appropriate compensation level.  The Chief Executive Officer evaluates the performance of all senior officers of the Bank and recommends to the Committee individual compensation levels for approval by the Committee.  The Committee met four times during the fiscal year ended June 30, 2009.

Corporate Governance

We are committed to establishing and maintaining high standards of corporate governance.  The Board of Directors is cognizant of its responsibility to comply with the provisions contained in the Sarbanes-Oxley Act of 2002, the rules and regulations of the SEC adopted thereunder, and the rules of Nasdaq with respect to corporate governance.  The Board and its committees will continue to evaluate and improve our corporate governance principles and policies as necessary and as required.

Director Independence.  Our common stock is listed on the Nasdaq Global Select Market.  In accordance with Nasdaq requirements, at least a majority of our directors must be independent directors.  The Board has determined that six of our seven directors are independent, as defined by Nasdaq.  Directors Barr, Bennett, Guthrie, Schrader, Taylor and Thomas are all independent. Only Craig Blunden, who is our Chairman and Chief Executive Officer, is not independent.

Code of Ethics.  On June 30, 1995, the Board of Directors adopted, and on June 25, 2009 reviewed and approved the Code of Ethics. The Code is applicable to our employees, as well as the Board of Directors, Chief Executive Officer, Chief Financial Officer, Controller and senior management, and requires individuals to maintain the highest standards of professional conduct.  A copy of the Code of Ethics is available on our website at www.myprovident.com.

Shareholder Communication with the Board of Directors.  The Board of Directors maintains a process for shareholders to communicate with the Board.  Shareholders wishing to communicate with the Board of Directors may do so by mailing a letter marked “Confidential” to the Board of Directors, Provident Financial Holdings, Inc., 3756 Central Avenue, Riverside, California 92506.  Any communication must state the number of shares beneficially owned by the shareholder initiating the communication.

Annual Meeting Attendance by Directors.  We do not have a policy regarding Board member attendance at the annual meetings of shareholders.  All members of the Board of Directors attended the 2008 annual meeting of shareholders.

DIRECTORS’ COMPENSATION

The following table shows the compensation paid to our non-employee directors for the fiscal year ended June 30, 2009.  Compensation for Craig G. Blunden, who is our President and Chief Executive Officer, is included in the section entitled “Executive Compensation.”  The directors do not have any unvested stock awards outstanding and do not receive any non-equity incentive plan compensation, nor do they participate in any pension plans or deferred compensation plans; therefore, these columns have been omitted from the table below.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	All Other Compensation ($)(2)	Total ($)

Joseph P. Barr	26,000	34,602	4,629	65,231
Bruce W. Bennett	25,600	34,602	4,493	64,695
Debbi H. Guthrie	25,600	34,602	4,440	64,642
Robert G. Schrader	24,000	34,602	4,625	63,227
Roy H. Taylor	26,000	34,602	1,320	61,922
William E. Thomas	25,600	34,602	--	60,202

(1)	Represents the dollar amount of expense recognized for financial statement reporting purposes in fiscal 2009 for awards made in prior fiscal years and being earned by the director ratably over the five-year period from the date of the award or earned on a cliff vesting schedule of three years. Amounts are calculated pursuant to the provisions of Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004), “Share-Based Payment” (“FAS 123R”), although

(Footnotes continue on following page)

for the purposes of this disclosure we do not apply a forfeiture rate. For a discussion of valuation assumptions, see Note 12 of the Notes to Consolidated Financial Statements in Provident’s Annual Report on Form 10-K for the year ended June 30, 2009. Consists of the following awards of stock options for each director: 8,500 options with a grant date fair value of $54,740; 1,500 options with a grant date fair value of $8,805; 1,500 options with a grant date fair value of $11,160; 1,500 options with a grant date fair value of $12,900; 10,300 options with a grant date fair value of $66,847; and 9,000 options with a grant date fair value of $19,260.
(2)	Represents Provident’s cost for each director’s participation in certain group life, health and disability insurance, and medical reimbursement plans that are generally available to salaried employees and do not discriminate in scope, terms or operation.

Non-employee directors of Provident Savings Bank currently receive a monthly retainer of $2,000, a fee of $400 for each committee meeting attended and a fee of $1,000 for each special board meeting attended.  The committee chairman receives a fee of $500 per committee meeting attended.  In addition, directors are covered under the Bank’s policies for medical, dental and vision care.  Dependent coverage is available at the directors’ own expense.  Following retirement from the Board of Directors, directors continue to receive this coverage.  No separate fees are paid for service on the Provident Board of Directors.  Employee directors receive no separate compensation for their services.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows information regarding compensation earned during the fiscal year ended June 30, 2009 by our named executive officers: (1) Craig G. Blunden, our principal executive officer; and (2) our two other most highly compensated officers, who are Kathryn R. Gonzales and Donavon P. Ternes.  The named executive officers did not receive any bonuses or non-equity incentive plan compensation, nor do we permit the deferral of compensation on a basis that is not tax-qualified; therefore, these columns have been omitted from the table below.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compen- sation ($)(2)(3)	Total ($)

Craig G. Blunden	2009	385,000	123,069	101,491	39,091	648,651
President and Chief Executive	2008	377,500	79,470	93,036	58,623	608,629
Officer

Kathryn R. Gonzales	2009	175,200	34,696	100,436	19,175	329,507
Senior Vice President -	2008	167,550	21,192	94,684	14,027	297,453
Retail Banking

Donavon P. Ternes	2009	220,500	101,194	77,522	18,898	418,114
Chief Operating Officer, Chief	2008	215,252	65,523	68,504	40,642	389,921
Financial Officer and Secretary

(1)	Represents the dollar amount of expense recognized for financial statement reporting purposes in fiscal 2009 for awards made in fiscal 2009 and prior years and being earned by the officer ratably over the five-year period from the date of the award or earned on a cliff vesting schedule of three years, and calculated pursuant to the provisions FAS 123R, although for the purposes of this disclosure we do not apply a forfeiture rate. For a discussion of valuation assumptions, see Note 12 of the Notes to Consolidated Financial Statements in Provident’s Annual Report on Form 10-K for the year ended June 30, 2009.
(2)	Please see the table below for more information on the other compensation paid to our named executive officers in the year ended June 30, 2009.
(3)	Provident Savings Bank may provide certain non-cash perquisites and personal benefits to the named executive officers that do not exceed $10,000 in the aggregate for any individual that are not included.

     All Other Compensation.  The following table sets forth details of “All Other Compensation,” as presented above in the Summary Compensation Table.

Name	Long-term Disability Insurance Premium ($)	Spouse’s Benefit Plan Participation ($)(1)	401(k) Matching Contribution ($)	ESOP Contribution ($)	Personal Use of a Company Car/Car Allowance ($)	Tax Preparation ($)

Craig G. Blunden	11,474	8,678	7,550	6,553	4,096	740
Kathryn R. Gonzales	--	--	5,256	4,919	9,000	--
Donavon P. Ternes	--	--	6,615	6,283	6,000	--
___________
(1)
Pursuant to the terms of Mr. Blunden’s employment agreement, Provident pays 100% of the cost of his spouse’s participation in certain group life, health and disability insurance, and medical reimbursement plans that are generally available to salaried employees. All other employees pay 100% of their dependents’ coverage.

Employment Agreement.  Provident Savings Bank entered into a new employment agreement with Mr. Blunden effective December 15, 2005.  The agreement has a term of three years and may be renewed by the Board for an additional year each year unless the Bank or Mr. Blunden has given written notice of their intention not to extend the term of the agreement at least 90 days prior to the anniversary date.  Mr. Blunden’s current base salary under the agreement is $385,000 and is subject to annual review by the Board.  Under the agreement, Mr. Blunden is eligible to participate in all benefit programs to the same extent as employees of the Bank as well as any program made available to senior executives of the Bank, including the use of an employer-provided automobile.  The agreement also provides for the reimbursement of expenses incurred by Mr. Blunden in the course of his employment.  The agreement provides that compensation may be paid in the event of disability, death, involuntary termination or a change in control.

If Mr. Blunden becomes entitled to benefits under the terms of the then-current disability plan, if any, of Provident Savings Bank or becomes otherwise unable to fulfill his duties under his employment agreement, he shall be entitled to receive such group and other disability benefits as are then provided by the Bank for executive employees.  In the event of his disability, the employment agreement will not be suspended, except that the obligation to pay Mr. Blunden’s salary shall be reduced in accordance with the amount of any disability income benefits he receives such that, on an after-tax basis, he realizes from the sum of disability income benefits and his salary the same amount as he would realize on an after-tax basis from his salary if he had not become disabled.  Upon a resolution adopted by a majority of the disinterested members of the Board of Directors, the Bank may discontinue payment of Mr. Blunden’s salary beginning six months after a determination that he has become entitled to benefits under the disability plan or is otherwise unable to fulfill his duties under the employment agreement.

In the event of Mr. Blunden’s death while employed under the employment agreement and prior to any termination of employment, the Bank shall pay to his estate, or such person as he may have previously designated, the salary which was not previously paid to him and which he would have earned if he had continued to be employed under the agreement through the last day of the calendar month in which he died, together with the benefits provided under the employment agreement through that date.

The employment agreement also provides for benefits in the event of Mr. Blunden’s involuntary termination.  If Mr. Blunden’s employment is terminated for any reason other than cause, death, permanent disability, retirement or change in control, or Mr. Blunden terminates his own employment because of a material diminution of or interference with his duties, responsibilities or benefits, he is entitled to payment and benefits.  Specifically, the Bank must (1) make a lump sum payment equal to the discounted present value of the aggregate future base salary payments Mr. Blunden would have received over the then remaining term of the agreement and (2) continue life and medical insurance at the Bank’s expense for Mr. Blunden and his dependents.  If Mr. Blunden’s employment had been involuntarily terminated effective as of June 30, 2009, he would have been entitled to a lump sum payment of approximately $962,500, plus continuation of his benefits.

If Mr. Blunden’s employment is terminated within 12 months following a change in control of Provident, or he terminates his own employment within 12 months following a change in control for any of the reasons listed in the previous paragraph, the Bank must pay him a lump sum equal to 299% of his base amount (as defined in Section 280G of the Internal Revenue Code) and must provide during the remaining term of the employment agreement substantially the same group life insurance, hospitalization, medical, dental, prescription drug and other health benefits, and long-term disability insurance (if any) for the benefit of Mr. Blunden and his dependents and beneficiaries who would have been eligible for such benefits if he had not suffered involuntary termination.  If Mr. Blunden had been terminated in connection with a change in control effective as of June 30, 2009, he would have been entitled to a lump sum payment of approximately $1.2 million, plus continuation of his benefits.

In the event of Mr. Blunden’s death or disability, or in the event of his normal or early retirement, the Bank shall continue to provide the following benefits to him or his estate, as applicable: (1) the Bank shall continue in force, without cost to Mr. Blunden, those life and accidental death and dismemberment insurance coverages being provided by the Bank to Mr. Blunden and his spouse and his eligible dependents as of the date of such termination, subject to reduction after his 65th birthday; (2) the Bank shall continue to provide to Mr. Blunden and his eligible dependents life and medical insurance coverage equivalent in benefits, duration and terms to that provided to him and such persons as of the date of such termination; and (3) the Bank shall continue to reimburse Mr. Blunden for the expenses outlined in Section 4(c) of his employment agreement, which includes club dues.

Post-Retirement Compensation Agreement.  Provident Savings Bank entered into a post-retirement compensation agreement with Mr. Blunden, which was amended on December 15, 2005.  The agreement provides that if Mr. Blunden terminates employment with the Bank after attaining age 62, the Bank will provide him with a monthly benefit for life equal to 50% of his final average monthly salary and also provides for early retirement benefits.  For purposes of the agreement, “final average monthly salary” is defined as the average of Mr. Blunden’s highest paid 36 consecutive months of employment with the Bank determined by reference to the gross amount of his monthly salary excluding bonus and incentive awards, director’s fees, if any, and accelerated payments of future salary.  Assuming that Mr. Blunden’s current compensation level was equivalent to his “final average monthly salary,” the normal monthly benefit payable under the agreement would be approximately $16,511.  Under the agreement, Mr. Blunden may elect to receive the actuarially determined lump sum equivalent of the normal monthly benefit or a joint-and-survivor benefit.  Mr. Blunden may also elect to receive an early retirement benefit under the agreement which is reduced proportionately to reflect the number of months then remaining to Mr. Blunden’s 62nd birthday.  In the event of Mr. Blunden’s termination of employment prior to age 62 by reason of his death or disability, the agreement provides for payment of the normal monthly benefit to Mr. Blunden or his spouse.  At June 30, 2009, the accrued liability of the Bank with respect to its obligations under the agreement was $2.7 million.

Severance Agreements.  We entered into a revised severance agreement with Mr. Ternes effective as of June 30, 2006 and a new severance agreement with Ms. Gonzales as of August 7, 2006.  The agreements have a term of one year, which may be extended for an additional year on the anniversary of the effective date of the agreement by the Board of Directors.  If the employment of the executive is involuntarily terminated, other than for cause, within 12 months following a change in control of Provident or Provident Savings Bank, or the executive terminates his or her own employment within 12 months following a change in control because of any demotion, loss of title, office or significant authority, the executive would be entitled to payment and benefits.  The agreements provide that the Bank must pay a lump sum payment equal to two times the executive’s then current base salary and a lump sum payment equal to two times the largest annual bonus paid to the executive during the two years prior to termination of employment.  The Bank or its successor also would be obligated to continue the executive’s life, medical, dental and disability coverage for a two-year period following termination of employment.  The executive will also receive a lump sum tax gross-up if these payments and benefits give rise to excise taxes payable by the individual.  If the employment of the executives had been terminated in connection with a change in control effective as of June 30, 2009, Mr. Ternes and Ms. Gonzales would have been entitled to payments of approximately $441,000 and $350,400, respectively, plus continuation of benefits.

Outstanding Equity Awards

The following information with respect to outstanding equity awards as of June 30, 2009 is presented for the named executive officers.

		Option Awards (1)				Stock Awards (1)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expir- ation Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)

Craig G. Blunden	09/24/03	24,000	--	20.23	09/24/13	--	--
	04/23/04	42,000	--	24.80	04/23/14	--	--
	02/06/07	12,000	18,000	28.31	02/06/17	9,000	49,860
	08/07/08	--	29,000	7.03	08/07/18	22,600	125,204

Kathryn R. Gonzales	08/07/06	20,000	30,000	30.00	08/07/16	--	--
	02/06/07	3,200	4,800	28.31	02/06/17	2,400	13,296
	08/07/08	--	9,000	7.03	08/07/18	7,000	38,780

Donavon P. Ternes	11/01/00	67,500	--	8.28	11/01/10	--	--
	09/24/03	7,500	--	20.23	09/24/13	--	--
	04/23/04	29,000	--	24.80	04/23/14	--	--
	02/06/07	9,600	14,400	28.31	02/06/17	7,200	39,888
	08/07/08	--	25,000	7.03	08/07/18	19,500	108,030

(1)
Awards vest ratably over the five-year period from the grant date, with the first 20% vesting one year after the grant date, unless noted otherwise. The vesting of stock options granted to Mr. Blunden and Mr. Ternes on September 24, 2003 and to Mr. Ternes on November 1, 2000 was accelerated on April 28, 2005, as described in Note 12 of the Notes to Consolidated Financial Statements in Provident’s Annual Report on Form 10-K for the year ended June 30, 2009. The stock options granted and stock awarded on August 7, 2008 have a cliff vesting schedule of three years, with all options and stock vesting on August 7, 2011.

(2)	Based on the closing market price of $5.54 per share of Provident’s common stock on June 30, 2009.

AUDIT COMMITTEE MATTERS

        Audit Committee Charter.  The Audit Committee operates pursuant to a charter approved by our Board of Directors.  The Audit Committee reports to the Board of Directors and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management and our audit process.  The charter sets out the responsibilities, authority and specific duties of the Audit Committee.  The charter specifies, among other things, the structure and membership requirements of the Audit Committee, as well as the relationship of the Audit Committee to the independent auditor, the internal audit department and management.

Report of the Audit Committee.  The Audit Committee reports as follows with respect to Provident’s audited financial statements for the fiscal year ended June 30, 2009:

*	The Audit Committee has completed its review and discussion of the 2009 audited financial statements with management;

*
The Audit Committee has discussed with the independent auditor, Deloitte & Touche LLP, the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61, Communication with Audit Committees, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

*
The Audit Committee has received written disclosures and the letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with the independent auditor the independent auditor’s independence; and

*	The Audit Committee has, based on its review and discussions with management of the 2009 audited financial statements and discussions with the independent auditor, recommended to the Board of Directors that Provident’s audited financial statements for the year ended June 30, 2009 be included in its Annual Report on Form 10-K.

The foregoing report is provided by the following directors, who constitute the Audit Committee:

Audit Committee:	Joseph P. Barr, Chairman
Bruce W. Bennett
Debbi H. Guthrie

This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under such acts.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires our executive officers and directors, and persons who own more than 10% of any registered class of Provident’s equity securities, to file reports of ownership and changes in ownership with the SEC.  Executive officers, directors and greater than 10% shareholders are required by regulation to furnish us with copies of all Section 16(a) forms they file.  Based solely on our review of the copies of such forms we have received and written representations provided to us by the above-referenced persons, we believe that, during the fiscal year ended June 30, 2009, all filing requirements applicable to our reporting officers, directors and greater than 10% shareholders were properly and timely complied with.

PROPOSAL 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

Deloitte & Touche LLP served as our independent auditor for the fiscal year ended June 30, 2009.  The Audit Committee of the Board of Directors has appointed Deloitte & Touche LLP as independent auditor for the fiscal year ending June 30, 2010, subject to approval by shareholders.  A representative of Deloitte & Touche LLP will be present at the annual meeting to respond to shareholders’ questions and will have the opportunity to make a statement if he or she so desires.

The following table sets forth the aggregate fees paid to Deloitte & Touche LLP for professional services rendered for the fiscal years ended June 30, 2009 and 2008.

	Year Ended June 30,
	2009	2008

Audit Fees (1)	$565,731	$603,386
Audit-Related Fees	--	--
Tax Fees (2)	37,427	42,979
All Other Fees	--	--
Total	$603,158	$646,365

(1)
Includes fees paid for the annual audit, quarterly reviews of the consolidated financial statements, and the annual audit of internal controls over financial reporting.  Also includes for fiscal 2008, fees related to the restatement of our consolidated financial statements for fiscal 2007, 2006 and 2005.

(2)
Primarily consists of fees related to the preparation of Provident’s income tax returns and for fiscal 2008, fees related to the examination by the Internal Revenue Service of previously filed income tax returns.

The Audit Committee will establish general guidelines for the permissible scope and nature of any permitted non-audit services to be provided by the independent auditor in connection with its annual review of its charter.  Pre-approval may be granted by action of the full Audit Committee or by delegated authority to one or more members of the Committee.  If this authority is delegated, all approved non-audit services will be presented to the Audit Committee at its next meeting.  In considering non-audit services, the Audit Committee or its delegate will consider various factors, including but not limited to, whether it would be beneficial to have the service provided by the independent auditor and whether the service could compromise the independence of the independent auditor.

The Board of Directors recommends that shareholders vote “FOR” the ratification of the appointment of Deloitte & Touche LLP as independent auditor of Provident for the fiscal year ending June 30, 2010.

PROPOSAL 3 - AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO INCREASE THE
NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

On September 24, 2009, our Board of Directors unanimously adopted a resolution recommending that Provident’s Certificate of Incorporation be amended to increase the number of authorized shares of common stock, having a par value of $.01 per share, from 15,000,000 shares to 40,000,000 shares (the “Amendment”).  The Board of Directors further directed that the Amendment be submitted for consideration by shareholders at this annual meeting.  In the event the Amendment is approved by shareholders, Provident will thereafter execute and submit to the Delaware Secretary of State for filing a Certificate of Amendment of the Certificate of Incorporation providing for the  Amendment.  The Amendment will become effective at the close of business on the date the Certificate of Amendment is accepted for filing by the Delaware Secretary of State.

As of the voting record date for the annual meeting, there were 6,220,454 shares of common stock outstanding and another 1,091,150 shares of common stock were reserved for issuance upon exercise of options previously granted from Provident’s stock option plans or issuable under other outstanding stock awards.  While Provident’s authorized but unissued shares currently available for issuance are sufficient to meet its obligations to deliver shares under these previously granted stock options and stock awards, after the issuance of shares to meet all such obligations Provident would have available for future issuance only approximately 7,688,396 shares of common stock should the Amendment not be approved by our shareholders.

The Board of Directors believes that it is in Provident’s best interest to increase the number of authorized but unissued shares of common stock in order to meet Provident’s possible future business and financing needs as they arise. While management has no current specific plans, agreements or understandings for the issuance of the additional shares, our Board of Directors believes that the availability of these additional shares will provide Provident with the capability and flexibility to issue common stock for a variety of purposes that the Board of Directors may deem advisable in the future.  These purposes could include, among other things, raising additional capital, increasing the capital position of Provident Savings Bank, issuing stock for possible acquisition transactions or other corporate and business purposes. The additional common shares authorized would be identical in all respects to Provident’s currently authorized shares of common stock.  Provident’s Certificate of Incorporation provides that shareholders shall not have preemptive rights for its capital stock.  The determination by our Board of Directors and Provident’s management that the authorized common stock should be increased took into account the historical and anticipated issuance patterns of Provident, the potential issuance of stock splits or dividends in the future based on market conditions and the use of authorized shares for additional financing or expansion as may be appropriate to enhance shareholder value.

The proposed increase in the number of authorized shares of common stock would give our Board of Directors authority to issue additional shares of common stock from time to time without delay or further action by the shareholders except as may be required by applicable law or the rules of Nasdaq.  Subject to its fiduciary duties to shareholders, the Board of Directors would have the authority to issue additional shares in transactions that might discourage, delay or prevent an unsolicited acquisition of control of Provident or make such an unsolicited acquisition of control of Provident more difficult or expensive; however, the Board of Directors has no plans to utilize the authorized shares in that manner and is not aware of any effort by any third parties to acquire control of Provident.

The issuance of additional shares of common stock for any of the corporate purposes listed above could have a dilutive effect on earnings per share and the book or market value of our outstanding common stock, depending on the circumstances, and could dilute a shareholder’s percentage voting power in Provident.  Holders of our common stock are not entitled to preemptive rights or other protections against dilution.  Our Board of Directors intends to take these factors into account before authorizing any new issuance of shares.

In the event shareholders approve the Amendment, Article VII of Provident’s Certificate of Incorporation will be amended to increase the number of shares of common stock which Provident is authorized to issue from 15,000,000 to 40,000,000.  The par value of the common stock will remain at one cent ($.01) per share.  Upon effectiveness of the Amendment, the first sentence of Article VII of Provident’s Certificate of Incorporation will read as follows:

ARTICLE VII.        Capital Stock. The aggregate number of shares of all classes of capital stock which the Corporation has authority to issue is 42,000,000, of which 40,000,000 are to be shares of common stock, $.01 par value per share, and of which 2,000,000 are to be shares of serial preferred stock, $.01 par value per share.

The remaining text of Article VII of Provident’s Certificate of Incorporation would remain unchanged.

Approval of the Amendment will require the affirmative vote of a majority of the outstanding shares entitled to vote thereon.  Proxies received in response to the Board of Director’s solicitation will be voted “FOR” approval of the Amendment if no specific instructions are included thereon for this Proposal 3.

The Board of Directors recommends a vote “FOR” the amendment of the Certificate of Incorporation to increase the number of authorized shares of common stock.

MISCELLANEOUS

The Board of Directors is not aware of any business to come before the annual meeting other than those matters described above in this proxy statement.  However, if any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

We will bear the cost of solicitation of proxies.  We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of our common stock.  In addition to solicitations by mail, our directors, officers and employees may solicit proxies personally or by telecopier or telephone without additional compensation.

Provident’s 2009 Annual Report to Shareholders, including financial statements, has been mailed to all shareholders of record as of the close of business on the voting record date.  Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of Provident.  The Annual Report is not to be treated as part of the proxy solicitation material or having been incorporated herein by reference.

A copy of Provident’s Annual Report on Form 10-K for the fiscal year ended June 30, 2009, as filed with the SEC, will be furnished without charge to shareholders of record as of the close of business on the voting record date upon written request to Donavon P. Ternes, Secretary, Provident Financial Holdings, Inc., 3756 Central Avenue, Riverside, California 92506.

SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at next year’s annual meeting must be received by us no later than June 25, 2010 to be considered for inclusion in the proxy materials and form of proxy relating to the annual meeting.  Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act.

Our Certificate of Incorporation provides that in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, the shareholder must deliver notice of nominations and/or proposals to the Secretary not less than 30 nor more than 60 days prior to the date of the annual meeting; provided that if less than 31 days’ notice of the meeting is given to shareholders, the shareholder’s notice must be delivered not later than the close of the tenth day following the day on which notice of the meeting was mailed to shareholders.  As specified in the Certificate of Incorporation, the notice with respect to nominations for election of directors must set forth certain information regarding each nominee for election as a director, including that person’s written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and certain information regarding the shareholder giving the notice.  The notice with respect to business proposals to be brought before the annual meeting must state the shareholder’s name, address and number of shares of common stock held, and briefly discuss the business to be brought before the annual meeting, the reasons for conducting the business at the meeting and any interest of the shareholder in the proposal.

BY ORDER OF THE BOARD OF DIRECTORS

/s/DONAVON P. TERNES

DONAVON P. TERNES
Secretary

Riverside, California
October 23, 2009

REVOCABLE PROXY
PROVIDENT FINANCIAL HOLDINGS, INC.

ANNUAL MEETING OF SHAREHOLDERS
NOVEMBER 24, 2009

The undersigned hereby appoints the Board of Directors of Provident Financial Holdings, Inc. (“Provident”) with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of Provident common stock which the undersigned is entitled to vote at the annual meeting of shareholders, to be held at the Riverside Art Museum, located at 3425 Mission Inn Avenue, Riverside, California, on Tuesday, November 24, 2009, at 9:00 a.m., local time, and at any and all adjournments thereof, as follows:

		FOR ALL	WITHHELD ALL	FOR ALL EXCEPT

1.	The election as director of the nominees	[ ]	[ ]	[ ]
listed below (except as marked to the
contrary below).

Robert G. Schrader
William E. Thomas

INSTRUCTIONS: To withhold authority to vote
for any individual nominee, mark "For All Except" and write that nominee’s name in the space provided.

______________________________________

______________________________________

		FOR	AGAINST	ABSTAIN

2.	The ratification of the appointment of Deloitte &	[ ]	[ ]	[ ]
Touche LLP as independent auditor for the
fiscal year ending June 30, 2010.

3.	To amend the Certificate of Incorporation	[ ]	[ ]	[ ]
to increase the authorized number of shares
of common stock from 15,000,000 to 40,000,000 shares.

4.	To consider and act upon such other matters as may
properly come before the meeting or any adjournments thereof.

The Board of Directors recommends a vote “FOR” the listed propositions.

                        This proxy also provides voting instructions to the Trustees of the Provident Savings Bank, F.S.B. Employee Stock Ownership Plan for participants with shares allocated to their accounts.

This proxy will be voted as directed, but if no instructions are specified this proxy will be voted for the propositions stated.  If any other business is presented at such meeting, this proxy will be voted by the Board of Directors in its best judgment.  At the present time, the Board of Directors knows of no other business to be presented at the annual meeting.  This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of Provident at the Annual Meeting of the shareholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from Provident prior to the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement dated October 23, 2009 and the 2009 Annual Report to Shareholders.

Dated: _______________________, 2009

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PRINT NAME OF SHAREHOLDER	PRINT NAME OF SHAREHOLDER

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SIGNATURE OF SHAREHOLDER	SIGNATURE OF SHAREHOLDER

Please sign exactly as your name appears on the enclosed card.  When signing as attorney, executor, administrator, trustee or guardian, please give your full title.  If shares are held jointly, each holder should sign.

Please complete, date, sign and mail this proxy promptly in the enclosed postage-prepaid envelope.